Supervisory Agreement	12 Months Ended
Sep. 30, 2011
Supervisory Agreement [Abstract]
SUPERVISORY AGREEMENT

(25) SUPERVISORY AGREEMENT

On April 30, 2010, the Board of Directors of North American Savings Bank, F.S.B. (the “Bank”), a wholly owned subsidiary of the Company, entered into a Supervisory Agreement with the Office of Thrift Supervision, the Bank’s primary regulator at that time, effective as of that date. The agreement requires, among other things, that the Bank revise its policies regarding internal asset review, obtain an independent assessment of its allowance for loan and lease losses methodology and conduct an independent third-party review of a portion of its commercial and construction loan portfolios. The agreement also directs the Bank to provide a plan to reduce its classified assets and its reliance on brokered deposits, and restricts the payment of dividends or other capital distributions by the Bank during the period of the agreement. The agreement did not direct the Bank to raise capital, make management or board changes, revise any loan policies or restrict lending growth. The Bank received written communication from OTS that, notwithstanding the existence of the Supervisory Agreement, the Bank was not deemed to be in “troubled condition.”

On April 30, 2010, the Company’s Board of Directors entered into an agreement with the OTS, the Company’s primary regulator at that time, effective as of that date. The agreement restricts the payment of dividends or other capital distributions by the Company and restricts the Company’s ability to incur, issue or renew any debt during the period of the agreement.

The Bank’s Supervisory Agreement and the Company’s agreement with the OTS were assigned to their new primary regulators, the OCC and FRB, respectively, on July 21, 2011.